SCHEDULE 14A

                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant /  /

Check the appropriate box:
/ / Preliminary Proxy Statement              / /  Confidential, for use of the
                                                  Commission only (as permitted
                                                  By Rule 14a-6(e) (2))

/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/x/ Soliciting Material Pursuant to Rule 14a-12


                              CB BANCSHARES, INC.

               (Name of Registrant As Specified In Its Charter)

       ________________________________________________________________

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:
     ______________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:
     ______________________________________________________________________


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ______________________________________________________________________


(4)  Proposed maximum aggregate value of transaction:
     ______________________________________________________________________


(5)  Total fee paid:
     ______________________________________________________________________


     / / Fee paid previously with preliminary materials:
     ______________________________________________________________________

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
    ______________________________________________________________________


(2) Form, Schedule or Registration Statement No.:
    ______________________________________________________________________


(3) Filing party:
    ______________________________________________________________________


(4) Date filed:
 _________________________________________________________________________

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



PRESS RELEASE ISSUED BY CB BANCSHARES REGARDING HAWAII COURT RULING ON CPF'S MOTION FOR A TEMPORARY RESTRAINING ORDER


May 16, 2003


FOR IMMEDIATE RELEASE

Contact:             Wayne T. Miyao
                     Senior Vice President, City Bank
                     Corporate Communications
                     Ph:  (808) 535-2590
                     Email: wmiyao@cb-hi.net
                     Website:  www.citybankhawaii.com



                     HAWAII COURT RULES IN CB BANCSHARES FAVOR

                      Denies CPF's Motion for a Temporary Restraining Order


HONOLULU, May 16, 2003 - CB Bancshares, Inc. (Nasdaq: CBBI), the holding company of City Bank, today announced that a Hawaii state court has denied Central Pacific Financial Corp.'s (NYSE: CPF) motion for a temporary restraining order. CPF requested the restraining order to block CB Bancshares from providing its shareholders with proxy material regarding CPF's hostile takeover proposal.

CPF wanted the delay until the Court rules on whether the May 28th
Special Meeting date set by CB Bancshares can be held as scheduled. The purpose of the Special Meeting, a requirement under Hawaii's Control Share Acquisitions Statute, is to allow CB Bancshares shareholders to vote on CPF's control share acquisition proposal.

Regarding the Court's ruling, Mr. Lionel Y. Tokioka, CB Bancshares
Chairman of the Board said, "We are pleased that the Hawaii Court has rejected CPF's transparent and self-serving attempt to prevent us from communicating with our shareholders in advance of the upcoming Special Meeting. In rejecting CPF's motion, the Court has affirmed our argument that our shareholders will have adequate time to review CPF's proposal and make an informed decision by May 28th. We believe that postponing the date of the meeting will only prolong what has become a disruptive, expensive and potentially lengthy takeover battle and we continue to urge CB Bancshares shareholders to vote against CPF's hostile attempt to take over our company."

CB Bancshares shareholders of record as of the close of business on May 5, 2003 will be eligible to vote at the Special Meeting. CB Bancshares noted that it has filed with the Securities and Exchange Commission a notice of meeting and preliminary proxy materials and expects to furnish shareholders with these materials shortly.

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

                                     _____


Kobayashi, Sugita & Goda, a Honolulu law firm, is serving as local legal counsel.

CB Bancshares, Inc. is a bank holding company, which provides a full range of banking products and services for small-and-medium-sized businesses and retail customers through its principal subsidiary, City Bank. City Bank maintains 21 branches on the islands of Oahu, Hawaii, Maui and Kauai.
                                     _____


This communication may be deemed to include forward-looking statements, such as statements that relate to CB Bancshares' financial results. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intent," "estimate," "may increase," "may fluctuate," and similar expressions or future or conditional verbs such as "will," "should," "would," and "could." Forward-looking statements are CB Bancshares' current estimates or expectations of future events or future results. For such statements, CB Bancshares claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. CB Bancshares' 2002 Annual Report on Form 10-K and other periodic reports to the Securities and Exchange Commission contain additional information about factors that could affect actual results. All forward-looking statements included in this communication are based on information available at the time of the release, and CB Bancshares assumes no obligation to update any forward-looking statement.

The directors and certain executive officers of CB Bancshares may be deemed to be participants in the solicitation of proxies from the shareholders of CB Bancshares in connection with CB Bancshares' special meeting of shareholders (the "Special Meeting") under the Hawaii Control Share Acquisitions Statute. Information concerning such participants is contained in CB Bancshares' definitive proxy statement on Schedule 14A relating to CB Bancshares' 2003 Annual Meeting filed with the Securities and Exchange Commission (the "SEC") on March 12, 2003.

CB Bancshares filed a preliminary proxy statement on Schedule 14A with the SEC on May 5, 2003 with respect to its solicitation of proxies for use at the Special Meeting and, subject to future developments, CB Bancshares may file with the SEC a Solicitation/Recommendation Statement on Schedule
14D-9 relating to any tender/exchange offer made by Central Pacific Financial Corp. Shareholders of CB Bancshares are advised to read CB Bancshares' Solicitation/Recommendation Statement on Schedule 14D-9 and CB Bancshares' proxy statement for the Special Meeting when such documents become available because they will contain important information. Shareholders of CB Bancshares and other interested parties may obtain, free of charge, copies of the
Schedule 14D-9 (when available), CB Bancshares' proxy statement and other documents filed by CB Bancshares with the SEC at the SEC's internet website at www.sec.gov. Each of these documents (when available) may also be obtained, free of charge, by calling investor relations at CB Bancshares at 808-546-8413.

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